UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2007

LBI MEDIA HOLDINGS, INC.

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware California	333-110122 333-100330	05-0584918 95-4668901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02.	Results of Operation and Financial Condition

LBI Media, Inc. held a conference call on March 30, 2007 to discuss its financial results for the three months and year ended December 31, 2006. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

In the conference call LBI Media used the terms “Adjusted EBITDA” and “Adjusted EBITDA Margin”, which are measures not determined in accordance with U.S. generally accepted accounting principles or GAAP. Adjusted EBITDA consists of net income (loss) plus cumulative effect of accounting changes, income tax expense (benefit), gain (loss) on sale of property and equipment, gain on sale of investments, net interest expense, interest rate swap expense, impairment of broadcast licenses, and depreciation and amortization. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by net revenues. These terms, as defined by LBI Media, may not be comparable to similarly titled measures employed by other companies and are not a measure of performance calculated in accordance with U.S. generally accepted accounting principles, or GAAP.

Management of LBI Media considers these measures as an important indicator of its liquidity relating to its operations, as they eliminate the effect of noncash items. Management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. These measures should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income, and net income.

LBI Media believes Adjusted EBITDA and Adjusted EBITDA Margin are useful to an investor in evaluating its liquidity and cash flow because:

•

they are widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as impairment of broadcast licenses and depreciation and amortization. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if such company intends to implement its acquisition strategy. LBI Media believes that, by eliminating the effects of noncash items, Adjusted EBITDA and Adjusted EBITDA Margin provide a meaningful measure of liquidity;

•

they give investors other measures to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of noncash expense items, such as impairment of broadcast licenses and depreciation and amortization. By removing the noncash items, they allow investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	they provide a liquidity measure before the impact of a company’s capital structure by removing net interest expense items and interest rate swap expenses.

LBI Media’s management uses Adjusted EBITDA and Adjusted EBITDA Margin:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and its ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

In determining LBI Media’s Adjusted EBITDA in past years, LBI Media treated deferred compensation expense as a noncash item, because it had the option and the intention to pay such amounts in the common stock of its indirect parent, Liberman Broadcasting, Inc., after its indirect parent’s initial public offering. The first payment of deferred compensation became due in 2006, and there are additional payments due in 2007. LBI Media has determined that it can no longer meet the conditions necessary to pay the deferred compensation in common stock. Accordingly, LBI Media settled its deferred compensation amounts in cash in 2006 and expects to pay the 2007 payments in cash. LBI Media has presented prior years’ Adjusted EBITDA to conform to this current treatment. As a result, Adjusted EBITDA for prior years may appear as a different amount from what LBI Media has reported in prior years.

The table set forth below reconciles net cash provided by operating activities, calculated and presented in accordance with U.S. generally accepted accounting principles, to Adjusted EBITDA:

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	(In thousands)
Net cash provided by operating activities	$11,662	$10,502	$25,426	$23,258

Add:
Interest expense and other income, net	8,426	6,114	27,142	23,766
Deferred compensation payments	1,627	—	1,627	—
Income tax expense (benefit)	(185)	138	67	166

Less:
Deferred compensation expense	(708)	1,578	(948)	2,422
Interest rate swap expense	(1,784)	—	(1,784)	—
Amortization of deferred financing costs	(247)	(200)	(893)	(797)
Provision for doubtful accounts	(574)	(233)	(1,330)	(959)
Offering costs	—	(2)	—	(287)
Changes in operating assets and liabilities:
Accounts receivable	(1,613)	(365)	2,800	2,648
Program rights	(172)	(211)	(794)	(587)
Amounts due from related parties	(461)	(22)	(221)	(460)
Prepaid expenses and other current assets	336	420	20	49
Employee advances	(212)	129	—	353
Accounts payable and accrued expenses	(2,906)	(1,754)	(2,172)	(947)
Accrued interest	(4,054)	(3,770)	(537)	(105)
Other assets and liabilities	(20)	(89)	(237)	(299)

Adjusted EBITDA	$9,115	$12,235	$48,166	$48,221

Adjusted EBITDA Margin	33.1%	49.5%	44.6%	49.5%

The following is a reconciliation of operating income to Adjusted EBITDA for LBI Media’s radio division:

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	(In thousands)
Radio division operating income	$4,423	$4,265	$21,845	$24,887
Depreciation and amortization	1,067	1,648	2,862	3,388
Impairment of broadcast licenses	—	1,847	1,244	1,847

Radio division Adjusted EBITDA	$5,490	$7,760	$25,951	$30,122

Radio division Adjusted EBITDA Margin	39.7%	62.5%	50.5%	60.4%

The following is a reconciliation of operating income to Adjusted EBITDA for the LBI Media’s television division:

	Three Months Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
	(In thousands)
Television division operating income	$2,507	$183	$16,398	$5,888
Depreciation and amortization	1,118	1,007	4,217	3,776
Impairment of broadcast licenses	—	3,285	1,600	8,435

Television division Adjusted EBITDA	$3,625	$4,475	$22,215	$18,099

Television division Adjusted EBITDA Margin	26.4%	36.4%	39.3%	38.0%

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript of Conference Call on March 30, 2007 Discussing Financial Results for the Three Months and Year Ended December 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. and LBI Media, Inc. have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on April 4, 2007.

LBI MEDIA HOLDINGS, INC.
LBI MEDIA, INC.

By:	/s/ Lenard D. Liberman
Lenard D. Liberman
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Conference Call on March 30, 2007 Discussing Financial Results for the Three Months and Year Ended December 31, 2006